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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
 December 31, 2003

Commission file number 001-09913

KINETIC CONCEPTS, INC.
(Exact name of registrant as specified in its charter)

Texas (State of Incorporation)	74-1891727 (I.R.S. Employer Identification No.)

8023 Vantage Drive
San Antonio, Texas 78230
Telephone Number: (210) 524-9000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5. Other Events

        On December 31, 2003, Kinetic Concepts, Inc. issued a press release announcing the filing of a Registration Statement on Form S-1 with the Securities and Exchange Commission for a proposed initial public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(c)
Exhibit 99.1

        Kinetic Concepts, Inc. press release dated December 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)
Date: December 31, 2003	By:	/s/ DENNERT O. WARE Dennert O. Ware President and Chief Executive Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES